UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

INCONTACT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33762	87-0528557
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

75 West Towne Ridge Parkway, Tower 1, Sandy, UT 84070

(Address of principal executive offices)

(801) 320-3200

(Registrant’s telephone number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2016 inContact Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NICE-Systems Ltd., a company organized under the laws of the State of Israel (“Parent”), and Victory Merger Sub Inc., a wholly owned indirect subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned indirect subsidiary of Parent.

At the time the Merger is consummated (the “Effective Time”), each share of common stock of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than shares of Company Common Stock held by the Company or shares subject to equity awards whose treatment is described below or owned by Parent or any of its subsidiaries, or held by any subsidiary of the Company, and shares owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $14.00, without interest thereon. Each outstanding and vested restricted stock unit or option to purchase Company Common Stock will be cancelled and extinguished and automatically converted into the right to receive an amount in cash equal to $14.00 per share less, in the case of options, the exercise price per share underlying such option. Each outstanding and unvested restricted stock unit, share or restricted stock and option to purchase Company Common Stock or other right to purchase or receive Company Common Stock will be converted into an option to purchase or other right to purchase or receive American Depositary Shares of Parent, with the same vesting schedule of such equity award continuing after the Merger, subject to existing vesting conditions and the exercise price of options adjusted in accordance with applicable tax law.

The consummation of the Merger is subject to certain conditions, including, without limitation, (i) the receipt of the necessary approval of the Merger from the Company’s stockholders; (ii) the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in the United States and any other applicable foreign antitrust and competition laws; (iii) approval of the Merger by the Committee on Foreign Investment in the United States (“CFIUS”); (iv) all applicable approvals from the Federal Communications Commission as well as all applicable state utility commissions or similar state or local governmental authorities and (v) the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger. In addition, the obligations of the Parent and Merger Subsidiary, on the one hand, and the Company, on the other hand, to consummate the Merger are subject to certain other conditions, including, without limitation, (x) the accuracy of the other party’s representations and warranties (subject to certain materiality qualifiers) and (y) the other party’s performance of its obligations and covenants contained in the Merger Agreement in all material respects. In addition, the obligations of the Parent and Merger Subsidiary to consummate the Merger are subject to there not having occurred any event, occurrence, revelation or development of a state of circumstances or facts which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Company and its subsidiaries, taken as a whole, from December 31, 2015 through the closing of the Merger, subject, in each case, to certain exclusions set forth in the Merger Agreement.

Parent has delivered to the Company a commitment letter entered into by Parent and certain of its subsidiaries with certain financial institutions with respect to certain debt facilities, the proceeds of which will be used by Parent to fund a portion of the consideration to be paid in the Merger (the “Debt Financing”). The availability of the Debt Financing or other financing is not a condition to the consummation of the Merger.

The Merger Agreement contains customary representations and warranties by Parent, Merger Sub and the Company. The Merger Agreement also contains customary covenants and agreements, including with respect to the operations of the business of the Company and its subsidiaries between signing and closing, governmental filings and approvals and other matters.

The Merger Agreement generally prohibits the Company’s solicitation of proposals relating to alternative business combination transactions and restricts the Company’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to certain exceptions.

The Merger Agreement contains termination rights for each of Parent, Merger Sub and the Company, and further provides that upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $34,140,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

All executives have entered into retention letters with Parent. These letters provide, in addition to other items, an extended post-Merger protection period under the Company’s Change in Control Severance Compensation Policy.

Item 8.01. Other Information.

On May 18, 2016, the Company issued a press release announcing that the Company had entered into the Merger Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 18, 2016, the Company emailed a letter to the Company’s employees announcing that the Company had entered into the Merger Agreement. A copy of the letter is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

On May 18, 2016, the Company emailed a letter to the Company’s go-to-market partners announcing that the Company had entered into the Merger Agreement. A copy of the letter is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

On May 18, 2016, the Company emailed a letter to the Company’s ecosystem partners announcing that the Company had entered into the Merger Agreement. A copy of the letter is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

On May 18, 2016, the Company emailed a letter to the Company’s customers announcing that the Company had entered into the Merger Agreement. A copy of the letter is filed as Exhibit 99.5 hereto and is incorporated herein by reference.

On May 18, 2016, the Company issued a set of frequently asked questions, or FAQs, to its employees. A copy of the FAQs is filed as Exhibit 99.6 hereto and is incorporated by reference.

On May 18, 2016, the Company emailed a letter to certain market analysts announcing that the Company had entered into the Merger Agreement. A copy of the letter is filed as Exhibit 99.7 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

inContact and its directors and executive officers may be deemed to be participants in the solicitation of proxies from inContact’s stockholders with respect to the transaction. Information about inContact’s directors and executive officers and their ownership of inContact Common Stock is set forth in inContact’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 27, 2016, and inContact’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 4, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction by security holdings or otherwise, which may be different than those of inContact’s stockholders generally, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

In connection with the transaction, inContact intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, inContact will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF inContact ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT inContact WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT inContact AND THE TRANSACTION. The proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at inContact’s website (http://www.inContact.com) or by writing to inContact’s Corporate Secretary at 75 West Towne Ridge Parkway, Tower 1, Salt Lake City, UT 84070.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of the Company’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Further information on potential factors that could affect the Company’s business and financial results is included in the Company’s annual report on Form 10-K for the year ended December 31, 2015 and its quarterly report on Form 10-Q for the quarterly period ended March 31, 2016, and in other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

Exhibits

Item No.	Description

2.1	Agreement and Plan of Merger, dated as of May 17, 2016, among inContact, Inc., NICE-Systems LTD., and Victory Merger Sub Inc. *

99.1	Press Release of inContact, Inc. dated May 18, 2016

99.2	Letter to inContact’s employees, dated May 18, 2016, announcing entry into the Merger Agreement

99.3	Letter to inContact’s go-to-market partners, dated May 18, 2016, announcing entry into the Merger Agreement

99.4	Letter to inContact’s ecosystem partners, dated May 18, 2016, announcing entry into the Merger Agreement

99.5	Letter to inContact’s customers, dated May 18, 2016, announcing entry into the Merger Agreement

99.6	FAQs to inContact’s employees, dated May 18, 2016

99.7	Letter to certain market analysts, dated May 18, 2016, announcing entry into the Merger Agreement

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCONTACT, INC.

Date: May 18, 2016	By:	/s/ Gregory S. Ayers
Gregory S. Ayers, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

2.1	Agreement and Plan of Merger, dated as of May 17, 2016, among inContact, Inc., NICE-Systems LTD., and Victory Merger Sub Inc. *

99.1	Press Release of inContact, Inc. dated May 18, 2016

99.2	Letter to inContact’s employees, dated May 18, 2016, announcing entry into the Merger Agreement

99.3	Letter to inContact’s go-to-market partners, dated May 18, 2016, announcing entry into the Merger Agreement

99.4	Letter to inContact’s ecosystem partners, dated May 18, 2016, announcing entry into the Merger Agreement

99.5	Letter to inContact’s customers, dated May 18, 2016, announcing entry into the Merger Agreement

99.6	FAQs to inContact’s employees, dated May 18, 2016

99.7	Letter to certain market analysts, dated May 18, 2016, announcing entry into the Merger Agreement

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.